SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report December 30, 1997

                      COMMERCIAL MORTGAGE ACCEPTANCE CORP.
             (Exact name of registrant as specified in its charter)




         MISSOURI                     333-13725                43-1681393
(State or other jurisdiction   (Commission File Number)     (Employer I.R.S.
 of Incorporation)                                           Identification)


          210 West 10th Street, 6th Floor, Kansas City, Missouri 64105
               (Address of principal executive offices)(zip code)
       Registrant's telephone number, including area code: (816) 435-5000


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit 8     Opinion re: Tax Matters Concerning Series 1997-ML1






                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             COMMERCIAL MORTGAGE ACCEPTANCE CORP.


                              By: Clarence A. Krantz
                              Name: /s/ Clarence A. Krantz
                              Title: Executive Vice President

Date: December 30, 1997